INCOME TAXES	12 Months Ended
Dec. 31, 2018
Income Taxes [Abstract]
INCOME TAXES
INCOME TAXES
The major components of income tax expense for the years ended December 31, 2018 and 2017 are set out below:

FOR THE YEARS ENDED DEC. 31 (MILLIONS)	2018	2017
Current income taxes	$861	$286
Deferred income tax expense / (recovery)
Origination and reversal of temporary differences	143	499
Expense / (recovery) arising from previously unrecognized tax assets	(955)	3
Change of tax rates and new legislation	(297)	(175)
Total deferred income taxes	(1,109)	327
Income taxes	$(248)	$613

The company’s Canadian domestic statutory income tax rate has remained consistent at 26% throughout both of 2018 and 2017. The company’s effective income tax rate is different from the company’s domestic statutory income tax rate due to the following differences set out below:

FOR THE YEARS ENDED DEC. 31	2018	2017
Statutory income tax rate	26%	26%
Increase (reduction) in rate resulting from:
Change in tax rates and new legislation	(4)	(3)
International operations subject to different tax rates	(3)	3
Taxable income attributable to non-controlling interests	(8)	(9)
Portion of gains subject to different tax rates	(4)	(5)
Recognition of deferred tax assets	(12)	(2)
Non-recognition of the benefit of current year’s tax losses	1	3
Other	1	(1)
Effective income tax rate	(3)%	12%

Deferred income tax assets and liabilities as at December 31, 2018 and 2017 relate to the following:

AS AT DEC. 31 (MILLIONS)	2018	2017
Non-capital losses (Canada)	$685	$657
Capital losses (Canada)	108	171
Losses (U.S.)	2,219	590
Losses (International)	645	861
Difference in basis	(13,161)	(12,224)
Total net deferred tax liabilities	$(9,504)	$(9,945)

The aggregate amount of temporary differences associated with investments in subsidiaries for which deferred tax liabilities have not been recognized as at December 31, 2018 is approximately $6 billion (2017 – approximately $5 billion).
The company regularly assesses the status of open tax examinations and its historical tax filing positions for the potential for adverse outcomes to determine the adequacy of the provision for income and other taxes. The company believes that it has adequately provided for any tax adjustments that are more likely than not to occur as a result of ongoing tax examinations or historical filing positions.
The dividend payment on certain preferred shares of the company results in the payment of cash taxes in Canada and the company obtaining a deduction based on the amount of these taxes.
The following table details the expiry date, if applicable, of the unrecognized deferred tax assets:

AS AT DEC. 31 (MILLIONS)	2018	2017
One year from reporting date	$16	$—
Two years from reporting date	—	—
Three years from reporting date	2	6
After three years from reporting date	1,125	530
Do not expire	1,526	990
Total	$2,669	$1,526

The components of the income taxes in other comprehensive income for the years ended December 31, 2018 and 2017 are set out below:

FOR THE YEARS ENDED DEC. 31 (MILLIONS)	2018	2017
Revaluation of property, plant and equipment	$1,302	$(315)
Financial contracts and power sale agreements	26	27
Fair value through OCI securities[1]	10	5
Foreign currency translation	69	(43)
Revaluation of pension obligation	7	1
Total deferred tax in other comprehensive income	$1,414	$(325)

1.	Prior period amounts have not been restated (refer to Note 2 of the consolidated financial statements).